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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2006

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

         Texas                      0-19797                74-1989366
       (State of                  (Commission            (IRS employment
     incorporation)               File Number)         identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On September 27, 2006 the Company's Board of Directors declared a dividend of $0.15 per share, payable October 23, 2006 to shareholders of record at the close of business on October 13, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits. None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHOLE FOODS MARKET, INC.


Date: September 27, 2006                      By: /s/ Glenda Chamberlain
                                                  ------------------------------
                                                  Glenda Chamberlain,
                                                  Executive Vice President and
                                                  Chief Financial Officer

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